Exhibit 99.3

IBM 4Q 2019 Earnings Jan 21, 2020 ibm.com/investor 1

Forward Looking Statements and Non-GAAP Information 2 Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements except as required by law; these charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earnings presentation materials, certain non-GAAP information including revenue for Red Hat normalized for historical comparability, revenue adjusting for divested businesses and currency, operating earnings, other “operating” financial measures, including free cash flow, net cash from operating activities excluding Global Financing receivables, and adjustments for currency. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K filed with the SEC on January 21, 2020. The reconciliation of non-GAAP information to GAAP is included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation, as well as in Exhibit 99.1 to the company’s Form 8-K filed with the SEC on January 21, 2020. For other related information please visit the Company’s investor relations web site at: http://www.ibm.com/investor/events/earnings/4q19.html

3 Overview 4Q19 FY19 $21.8B $77.1B Revenue $4.71 $12.81 Operating (non-GAAP) EPS $11.9B Free Cash Flow Significant actions in 2019 strengthened IBM’s foundation for Chapter 2 Solid fourth quarter revenue and gross margin performance y y Revenue growth of 3% yr/yr @CC* Operating gross margin expansion of 2.3 points − − Continued momentum in hybrid cloud y Cloud revenue +23% yr/yr @CC* in the fourth quarter $21 billion cloud revenue for the year − − Strong cash generation − $10 billion debt reduction since Red Hat closing *Yr/Yr excludes impact of divested businesses y

4 Hybrid Cloud and Red Hat Update Red Hat continued strong performance: revenue +24% yr/yr @CC ● Record revenue, with > $1 billion in the quarter Infrastructure, led by RHEL continued double-digit growth App Dev & emerging tech growth accelerated, led by OpenShift and Ansible − − − Red Hat + IBM driving synergies ● Strong Cloud Pak adoption leverages IBM containerized software + OpenShift Accelerated new services engagements based on Red Hat Doubled number of Red Hat large client deals vs. 3Q Expanding client base: >2,000 clients using Red Hat and IBM’s hybrid cloud platform Expanded partnerships − − − − − Normalized for comparability to Red Hat historical performance

5 Key Financial Metrics Grew revenue and expanded gross margin Solid free cash flow performance; free cash flow realization of 126% for the year y y Financial results reflect impact of transaction-related adjustments associated with the acquisition of Red Hat B/(W) Yr/Yr B/(W) Yr/Yr Revenue Highlights 4Q19 P&L Highlights (Operating) 4Q19 3%* 9% Flat (4%) 16% Revenue Cloud & Cognitive Software Global Business Services Global Technology Services Systems $21.8 $7.2 $4.2 $6.9 $3.0 Gross Profit Margin Expense Tax Rate Net Income Earnings Per Share 51.8% $6.6 10.5% $4.2 $4.71 2.3 pts (15%) 1.7 pts (5%) (3%) Cash Highlights 4Q19 FY19 23%* Cloud Revenue $6.8 Free Cash Flow (excl. GF Receivables) Share Repurchase (Gross) Dividends Cash Balance @ December 31 $6.0 $0.0 $1.4 $9.0 $11.9 $1.4 $5.7 Revenue growth rates @CC, $ in billions *Yr/Yr excludes impact of divested businesses

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Cloud & Cognitive Software Segment

- Cloud & Data Platforms growth driven by IBM + Red Hat hybrid cloud strategy
- Cognitive Applications performance led by integrated security solutions and verticals such as IoT
- Segment results reflect impact of transaction-related adjustments associated with the Red Hat acquisition

Segment Results Overview

Segment	4Q19	B/(W) Yr/Yr
Revenue (External)	$7.2	9%
Pre-Tax Income	$2.9	(7%)
Pre-Tax Income Margin	36.6%	(6.0 pts)
Cloud Revenue	$1.6	78%

Segment Revenue Elements



Cloud & Data Platforms +20% Yr/Yr
includes Red Hat
Cognitive Applications +1% Yr/Yr
Transaction Processing Platforms +4% Yr/Yr

Revenue growth rates @CC, $ in billions

IBM

7 Global Business Services Segment Consulting revenue reflects strength in application modernization and next gen enterprise applications Strong signings growth across all lines of business Accelerated synergy with Red Hat y y y Segment Results Overview Segment Revenue Elements B/(W) Yr/Yr Segment 4Q19 Revenue (External) Gross Profit Margin (External) Pre-Tax Income Pre-Tax Income Margin $4.2 27.5% $0.5 11.1% Flat (0.3 pts) (16%) (1.9 pts) Consulting +4% Yr/Yr Application Management (3%) Yr/Yr Global Process Services (10%) Yr/Yr Cloud Revenue $1.5 4% Revenue growth rates @CC, $ in billions

8 Global Technology Services Segment Continued revenue impact from client business volumes Gross margin expansion driven by productivity and cloud scale Double-digit cloud signings growth y y y Segment Results Overview Segment Revenue Elements B/(W) Yr/Yr Segment 4Q19 Revenue (External) Gross Profit Margin (External) Pre-Tax Income Pre-Tax Income Margin $6.9 35.2% $0.6 8.9% (4%) 0.2 pts (2%) 0.3 pts Infrastructure & Cloud Services (5%) Yr/Yr Technology Support Services (2%) Yr/Yr Cloud Revenue $2.4 13% Revenue growth rates @CC, $ in billions

9

Systems Segment

- Good start to z15 mainframe cycle with >60% revenue growth
- Storage growth driven by new high-end DS8900 release
- Pre-tax income reflects strength in high-value offerings from recent portfolio innovation

Segment Results Overview

Segment	4Q19	B/(W) Yr/Yr
Revenue (External)	$3.0	16%
Pre-Tax Income	$0.8	46%
Pre-Tax Income Margin	24.8%	5.5 pts
Cloud Revenue	$1.4	21%

Segment Revenue Elements


Systems Hardware +18% Yr/Yr
Operating Systems Software +8% Yr/Yr

Revenue growth rates @CC, $ in billions

IBM

10 Cash Flow and Balance Free cash flow realization 126% for the year Debt reduction of $10 billion since Red Hat close Sheet Highlights ● ● Balance Sheet Dec 19 Dec 18 Cash & Marketable Securities $9.0 $12.2 Global Financing Debt Core (non-GF) Debt Total Debt $24.7 $38.2 $62.9 $31.2 $14.6 $45.8 $ in billions *Non-GAAP metrics; excludes Global Financing receivables Cash Flow 4Q19 Yr/Yr FY19 Net Cash from Operations* $6.7 ($0.7) Free Cash Flow* $6.0 ($0.4) Selected Uses of Cash Net Capital Expenditures $0.6 Acquisitions $0.0 Dividends/Share Repurchase$1.4 $14.3 $11.9 $2.4 $32.6 $7.1

11 Debt Update Total Debt $73B ●Debt reduction of $10 billion since Red Hat close Global Financing bt ●Suspended share repurchase to focus on debt reduction ●Committed to achieving leverage ratio consistent with mid to high single-A credit rating within a couple of years Core Debt 2Q19 (Pre-Red Hat Close) 4Q19 $25B $63B $25B De $48B $38B

12 Summary Significant actions in 2019 strengthened IBM’s foundation for Chapter 2 y Good trajectory exiting the year y Revenue growth and gross margin expansion Continued momentum in hybrid cloud, including IBM + Red Hat synergies Strong cash generation − − − 2020 expectations: y Growth in revenue, operating EPS, and free cash flow At least $13.35 of operating earnings per share Approximately $12.5 billion free cash flow − − −

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14 Supplemental Materials • • • • • Key Financial Metrics – FY 2019 Additional Revenue Information – FY 2019 Expense Summary – FY 2019 Retirement–Related Summary Non-GAAP Supplemental Materials Currency – Impact on Revenue Growth Additional Revenue Information Additional Revenue, Gross Profit & Backlog Information Expense Summary Balance Sheet Summary Cash Flow Summary Cash Flow (ASC 230) ● ● ● ● ● ● ● Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding

15 Currency – Impact on Revenue Growth US$B Yr/Yr Revenue As Reported Currency Impact Revenue @ CC $21.8 ($0.1) 0.1% (0.6 pts) 0.7% Supplemental Materials Quarterly Averages per US $ 4Q19 Yr/Yr 1/17/2020 Spot 1Q20 2Q20 3Q20 4Q20 FY20 Euro 0.90 (3%) Pound 0.78 0% Yen 109 4% Revenue Impact, Future @ 1/17/20 Spot (0.6 pts) 0.90 0.77 110 (2%) (1%) 0% 0% (1%) 0% 1% 5% 1% 2% 0% 0% (3%) (1%) (1%) ~(1-1.5 pts) ~(0-1pts) 0 pts 0 pts ~(0-1pts)

16 Additional Revenue Information B/(W) Yr/Yr* B/(W) Yr/Yr Geography Revenue 4Q19 Segment Revenue 4Q19 Cloud & Cognitive Software Cognitive Applications Cloud & Data Platforms Transaction Processing Platforms Global Business Services Consulting Global Process Services Application Management Global Technology Services Infrastructure & Cloud Services Technology Support Services Systems Systems Hardware Operating Systems Software Global Financing Revenue growth rates @CC, $ in billions *Yr/Yr excludes impact of divested businesses Supplemental Materials $7.2 $1.6 $3.1 $2.5 $4.2 $2.1 $0.2 $1.9 $6.9 $5.3 $1.7 $3.0 $2.6 $0.5 $0.3 9% 1% 20% 4% Flat 4% (10%) (3%) (4%) (5%) (2%) 16% 18% 8% (25%) Americas Europe/ME/Africa Asia Pacific $10.5 $7.1 $4.2 6% 4% (6%) B/(W) Yr/Yr * Cloud Revenue 4Q19 Total Cloud $6.8 23%

17 Additional Revenue, Gross Profit & Backlog Information B/(W) Yr/Yr B/(W) Yr/Yr Systems Revenue 4Q19 Signings & Backlog* 4Q19 Systems Hardware Revenue IBM Z Power Storage $2.6 18% 63% (23%) 3% Signings Backlog Backlog Yr/Yr @Actual $14.4 $112.4 (9%) (3%) (3%) B/(W) Yr/Yr Systems Gross Profit 4Q19 Systems Gross Profit Systems Hardware Operating Systems Software 56.0% 50.8% 83.8% 5.2 pts 7.2 pts (2.4 pts) Growth rates @CC, $ in billions, Services Backlog calculated using December 31 currency spot rates *Signings & Backlog includes Global Technology Services, Global Business Services and Security Services; consistent with 2018 reporting Supplemental Materials

18 Expense Summary $ in billions *includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of divested businesses **represents the percentage change after excluding the impact of currency, acquisitions and divestitures Supplemental Materials B/(W) Expense4Q19 Yr/Yr Acq/ CurrencyDivest*Base** SG&A – Operating $5.1 (12%) RD&E – Operating $1.6 (18%) IP and Custom Development Income ($0.2) (14%) Other (Income)/Expense - Operating ($0.3) 55% Interest Expense $0.4 (83%) Operating Expense & Other Income $6.6 (15%) 1 pts (8 pts) (4 pts) 0 pts (14 pts) (4 pts) (1 pts)(10 pts)(4 pts)

19 Balance Sheet Summary Jun 19** Dec 19 Dec 18 Cash & Marketable Securities Core (non-GF) Assets* Global Financing Assets Total Assets $9.0 $115.3 $27.9 $152.2 $46.4 $79.0 $29.3 $154.7 $12.2 $71.7 $39.5 $123.4 Other Liabilities Core (non-GF) Debt* Global Financing Debt Total Debt Total Liabilities Equity $68.3 $38.2 $24.7 $62.9 $131.2 $21.0 $63.8 $48.1 $25.0 $73.0 $136.9 $17.8 $60.6 $14.6 $31.2 $45.8 $106.5 $16.9 $ in billions *includes eliminations of inter-company activity **pre-Red Hat acquisition close Supplemental Materials

20 Cash Flow Summary $ in billions Supplemental Materials B/(W) 4Q19Yr/Yr B/(W) FY19 Yr/Yr Net Cash from Operations $3.5 ($0.7) Less: Global Financing Receivables($3.2) ($0.0) Net Cash from Operations (excluding GF Receivables)$6.7 ($0.7) Net Capital Expenditures ($0.6) $0.2 Free Cash Flow (excluding GF Receivables)$6.0 ($0.4) Acquisitions $0.0 $0.0 Divestitures $0.1 $0.1 Dividends ($1.4) ($0.0) Share Repurchases (Gross) $0.0 $2.0 Non-GF Debt ($5.6) ($3.5) Other (includes GF Net A/R & GF Debt) ($1.0) $2.2 Change in Cash & Marketable Securities ($1.9) $0.5 $14.8 ($0.5) $0.5 $0.8 $14.3 ($1.3) ($2.4) $1.3 $11.9 $0.0 ($32.6) ($32.5) $1.1 $1.1 ($5.7) ($0.0) ($1.4) $3.1 $22.8 $23.3 $0.7 $2.4 ($3.2) ($2.6)

21 Cash Flow (ASC 230) $ in billions Supplemental Materials 4Q194Q18 FY19 FY18 Net Income from Operations$3.7 $2.0 Depreciation / Amortization of Intangibles $1.6 $1.1 Stock-based Compensation $0.2 $0.1 Working Capital / Other $1.1 $4.1 Global Financing A/R ($3.2) ($3.2) Net Cash provided by Operating Activities$3.5 $4.1 Capital Expenditures, net of payments & proceeds ($0.6) ($0.9) Divestitures, net of cash transferred $0.1 $0.0 Acquisitions, net of cash acquired $0.0 ($0.0) Marketable Securities / Other Investments, net $0.6 $1.3 Net Cash provided by/(used in) Investing Activities$0.1 $0.5 Debt, net of payments & proceeds ($4.2) ($1.1) Dividends ($1.4) ($1.4) Common Stock Repurchases $0.0 ($2.0) Common Stock Transactions - Other ($0.1) $0.0 Net Cash provided by/(used in) Financing Activities($5.7) ($4.6) Effect of Exchange Rate changes on Cash $0.2 ($0.1) Net Change in Cash, Cash Equivalents & Restricted Cash($1.9) ($0.1) $9.4 $8.7 $6.1 $4.5 $0.7 $0.5 ($1.9) $1.9 $0.5 ($0.3) $14.8 $15.2 ($2.4) ($3.7) $1.1 $0.0 ($32.6) ($0.1) $7.0 ($1.1) ($26.9) ($4.9) $16.3 ($0.3) ($5.7) ($5.7) ($1.4) ($4.4) ($0.2) ($0.1) $9.0 ($10.5) ($0.2) ($0.5) ($3.3) ($0.6)

22 Key Financial Metrics – FY 2019 Financial results reflect impact of transaction-related adjustments associated with the acquisition of Red Hat B/(W) Yr/Yr B/(W) Yr/Yr Revenue Highlights FY19 P&L Highlights (Operating) FY19 Flat* 6% 2% (4%) (4%) Revenue Cloud & Cognitive Software Global Business Services Global Technology Services Systems $77.1 $23.2 $16.6 $27.4 $7.6 Gross Profit Margin Expense Tax Rate Net Income Earnings Per Share Cash Highlights 48.0% $24.5 8.5% $11.4 $12.81 FY19 1.1 pts (4%) (0.7 pts) (10%) (7%) 14%* Cloud Revenue $21.2 Free Cash Flow (excl. GF Receivables) Share Repurchase (Gross) Dividends $11.9 $1.4 $5.7 Revenue growth rates @CC, $ in billions *Yr/Yr excludes impact of divested businesses Supplemental Materials

23 Additional Revenue Information – FY 2019 B/(W) Yr/Yr * B/(W) Yr/Yr FY19 Segment Revenue FY19 Geography Revenue Cloud & Cognitive Software Cognitive Applications Cloud & Data Platforms Transaction Processing Platforms Global Business Services Consulting Global Process Services Application Management Global Technology Services Infrastructure & Cloud Services Technology Support Services Systems Systems Hardware Operating Systems Software Global Financing Revenue growth rates @CC, $ in billions *Yr/Yr excludes impact of divested businesses Supplemental Materials $23.2 $5.8 $9.5 $7.9 $16.6 $8.0 $1.0 $7.6 $27.4 $20.7 $6.6 $7.6 $5.9 $1.7 $1.4 6% 4% 12% 1% 2% 6% (1%) Flat (4%) (4%) (2%) (4%) (6%) 3% (10%) Americas Europe/ME/Africa Asia Pacific $36.3 $24.4 $16.4 1% 1% (2%) B/(W) Yr/Yr * Cloud Revenue FY19 Total Cloud $21.2 14%

24 Expense Summary – FY 2019 $ in billions *includes acquisitions in the last twelve months net of non-operating acquisition-related charges and includes impact of divested businesses **represents the percentage change after excluding the impact of currency, acquisitions and divestitures Supplemental Materials B/(W) Expense MetricsFY19 Yr/Yr Acq/ CurrencyDivest*Base** SG&A – Operating $19.6 (3%) RD&E – Operating $5.9 (10%) IP and Custom Development Income ($0.6) (37%) Other (Income)/Expense - Operating ($1.4) NM Interest Expense - Operating $1.1 (54%) Operating Expense & Other Income $24.5 (4%) 2 pts (4 pts) (1 pts) 1 pts (6 pts) (5 pts) 3 pts(4 pts)(3 pts)

25 Retirement-Related Summary Expected $ in billions *Qualified defined benefit plans **includes cash and non-cash contributions Supplemental Materials Key Assumptions and Metrics 2018 2019 2020 Cost and Contributions2019 2020 Funded Status at Year end* US104% 107% WW99% 102% Discount Rate at Year end US4.1% 3.1% WW3.0% 2.2% Expected ROA at Prior Year end US5.3% 5.3% 4.5% WW4.5% 4.9% 4.0% Actual ROA US(1.8%) 14.9% WW(1.9%) 13.6% Operating Cost$1.5 $1.5 Non-operating Cost$0.6 $1.2 Total Cost$2.1 $2.7 Contributions** $2.2 $2.3

26 Non-GAAP Supplemental Materials Reconciliation of Operating Earnings Per Share – FY 2020 Expectations Full Year 2020 Expectations GAAP Diluted EPS Operating EPS (Non-GAAP) at least $10.57 at least $13.35 Adjustments Acquisition-Related Charges* Non-Operating Retirement-Related Items Tax Reform Enactment Impacts $1.70 $1.02 $0.06 *Includes acquisitions as of December 31, 2019 The above reconciles the Non-GAAP financial information contained in the “Summary” and “4Q19 Prepared Remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 21, 2020 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

27 Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 4Q 2019 4Q19 Yr/Yr 4Q19 Yr/Yr GAAP @CC GAAP @CC Global Technology Services Infrastructure & Cloud Services Technology Support Services Cloud Systems Systems Hardware IBM Z Power Storage Operating Systems Software Cloud Global Financing (5%) (5%) (3%) 12% 16% 18% 62% (24%) 3% 8% 21% (25%) (4%) (5%) (2%) 13% 16% 18% 63% (23%) 3% 8% 21% (25%) Cloud & Cognitive Software Cognitive Applications Cloud & Data Platforms Transaction Processing Platforms Cloud Global Business Services Consulting Global Process Services Application Management Cloud 9% 1% 19% 3% 78% (1%) 4% (11%) (3%) 3% 9% 1% 20% 4% 78% Flat 4% (10%) (3%) 4% The above reconciles the Non-GAAP financial information contained in the “Key Financial Metrics”, “Cloud & Cognitive Software Segment”, “Global Business Services Segment”, “Global Technology Services Segment”, “Systems Segment”, “Additional Revenue Information”, “Additional Revenue, Gross Profit & Backlog Information”, and “4Q19 Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Fo rm 8-K dated January 21, 2020 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

28 Non-GAAP Supplemental Materials Reconciliation of Revenue Performance - 4Q & FY 2019 The above reconciles the Non-GAAP financial information contained in the “Overview”, “Key Financial Metrics”, “Additional Revenue Information” and “4Q19 Prepared Remarks” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 21, 2020 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 4Q19 Yr/Yr GAAPDivest impact Currency impact Adjusted FY19 Yr/Yr GAAPDivest impact Currency impact Adjusted Total Revenue 0.1% 2 pts1 pts2.8% (3.1%) 1 pts 2 pts 0.2% Americas 2% 3 pts 0 pts 6% Europe/ME/Africa Flat 2 pts 2 pts 4% Asia Pacific (5%) 1 pts (1 pts) (6%) Total Cloud 21% 2 pts 1 pts 23% (2%) 2 pts 1 pts 1% (4%) 1 pts 5 pts 1% (4%) 1 pts 1 pts (2%) 11% 1 pts 2 pts 14%

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Non-GAAP Supplemental Materials

Reconciliation of Revenue for Red Hat, Normalized - 4Q 2019

Red Hat Revenue, Normalized for Historical Comparability	Three Months Ended Dec 31 2019	Three Months Ended Dec 31 2018	Yr/Yr	Yr/Yr@CC
Red Hat revenue as reported in IBM consolidated results (1)	**$573**	**$ -**		
Add: Red Hat revenue prior to acquisition (2)	-	863		
Add: Purchase accounting deferred revenue and intercompany adjustments (3)	493	-		
Red Hat revenue normalized for historical comparability (non-GAAP)	**$1,066**	**$863**	**24%**	**24%**

(1) Represents GAAP Revenue as reported by IBM, which is included in the Cloud & Cognitive Software segment.

(2) Red Hat revenue for the three months ended December 31, 2018 represents pre-acquisition Red Hat standalone revenue and is included for comparative purposes.

(3) Represents the fourth-quarter 2019 impact of the deferred revenue purchase accounting adjustment and adjustments to add back revenue which was eliminated for sales between Red Hat and IBM. This line represents revenue that would have been recognized by Red Hat under GAAP if the acquisition had not occurred, but was not recognized by IBM due to purchase accounting and intercompany adjustments.

The above reconciles the Non-GAAP financial information contained in the "Hybrid Cloud and Red Hat Update" and "4Q19 Prepared Remarks" discussions in the company's earnings presentation. See Exhibit 99.2 included in the company's Form 8-K dated January 21, 2020 for additional information on the use of these Non-GAAP financial measures.

Supplemental Materials

30 Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 4Q & FY 2019 The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 21, 2020 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency, acquisitions and divestitures. Supplemental Materials 4Q19 Non-GAAPOperating GAAPAdjustments(Non-GAAP) FY19 Non-GAAPOperating GAAPAdjustments(Non-GAAP) SG&A Currency 1 pts 0 pts 1 pts Acquisitions/Divestitures(14 pts) 6 pts (8 pts) Base*(2 pts) (2 pts) (4 pts) RD&E Currency 0 pts 0 pts 0 pts Acquisitions/Divestitures(15 pts) 2 pts (14 pts) Base*(2 pts) (2 pts) (4 pts) Operating Expense & Other Income Currency(1 pts) 0 pts (1 pts) Acquisitions/Divestitures(15 pts) 5 pts (10 pts) Base*2 pts (6 pts) (4 pts) 2 pts 0 pts 2 pts (7 pts) 3 pts (4 pts) (1 pts) 0 pts (1 pts) 1 pts 0 pts 1 pts (7 pts) 1 pts (6 pts) (6 pts) 0 pts (5 pts) 3 pts 0 pts 3 pts (7 pts) 3 pts (4 pts) 1 pts (4 pts) (3 pts)

31 Non-GAAP Supplemental Materials Reconciliation of Tax Rate - FY 2020 Expectations Operating (Non-GAAP) Tax Rate Expectation GAAP Full-Year 2020* 3-6% 7-9% *includes estimate of discrete tax events for the year; actual events will be recorded as they occur The above reconciles the Non-GAAP financial information contained in the “4Q Prepared Remarks” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the company’s Form 8-K dated January 21, 2020 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

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